SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 _______________
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    SEPTEMBER 15, 1998

                      NATIONSCREDIT GRANTOR TRUST 1997 - 2
                      ------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)





      	DELAWARE          		  333-22327     		      75-2655744
      	--------     	       	---------     		      ----------
      	(STATE  OR OTHER     	(COMMISSION FILE     	IRS EMPLOYER
      	JURISDICTION OF		     NUMBER)          		   IDENTIFICATION  NUMBER)
      	INCORPORATION)



             225 E. JOHN CARPENTER FREEWAY, IRVING TEXAS 75062-2731
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)
         ---------------------------------------------------------------


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (972) 506-5045
  NOT APPLICABLE (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

ITEM  5.     	OTHER  EVENTS
             	-------------

         THIS CURRENT REPORT ON FORM 8-K IS BEING FILED TO FILE A COPY OF THE CERTIFICATEHOLDERS STATEMENTS RELATING TO THE COLLECTION PERIOD ENDING AUGUST 31, 1998.

       	CAPITALIZED  TERMS  NOT DEFINED HEREIN HAVE THE MEANINGS ASSIGNED
	IN THE  POOLING  AND  SERVICING AGREEMENT (WITH STANDARD TERMS AND
	CONDITIONS  ATTACHED  THERETO)  DATED  AS  OF  SEPTEMBER  30,  1997  AMONG
	NATIONSCREDIT  SECURITIZATION  CORPORATION,  NATIONSCREDIT
	COMMERCIAL  CORPORATION  OF  AMERICA  AND  BANKERS  TRUST  COMPANY,  AS
	TRUSTEE,  WHICH  WAS  PREVIOUSLY  FILED  AS  AN  EXHIBIT  TO  THE  CURRENT
	REPORT  ON  FORM  8-K  FILED  ON  BEHALF  OF  THE  TRUST  BY  NATIONSCREDIT
	COMMERCIAL  CORPORATION  OF  AMERICA  ON  OCTOBER  10,  1997.

ITEM  7.     	FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION  AND
             	---------------------------------------------------------------
            		EXHIBITS.
            		---------

(C)     EXHIBITS

EXHIBIT  NO.

       19.1     CERTIFICATEHOLDERS  STATEMENTS

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                      NATIONSCREDIT GRANTOR TRUST 1997 - 2
                      ------------------------------------
                                  (REGISTRANT)



BY:     	NATIONSCREDIT  COMMERCIAL  CORPORATION  OF  AMERICA,  AS  SERVICER  OF
	NATIONSCREDIT  GRANTOR  TRUST  1997  -  2





DATE:  SEPTEMBER  15  ,  1998               BY:  /S/  SUZANNE  CASTLEBERRY
                                                 -------------------------
                                          	 NAME:  SUZANNE  CASTLEBERRY
                                            TITLE:  VICE  PRESIDENT

                                  EXHIBIT INDEX



     EXHIBIT  NUMBER               DESCRIPTION
     ---------------               -----------

          19.1               CERTIFICATEHOLDERS  STATEMENTS



                                       STATEMENT TO MARINE CERTIFICATEHOLDERS
                                        NATIONSCREDIT GRANTOR TRUST 1997 - 2

     Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among NationsCredit Securitization Corporation (as
"Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers
Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Marine
Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                                                                Aug-98
Collection Period                                                                                           8/1/98
Determination Date                                                                                         9/11/98
Deposit Date                                                                                               9/14/98
Distribution Date                                                                                          9/15/98

MARINE POOL BALANCE
            Marine Pool Balance on the close of the last day of the Collection Period (Record Date)  90,393,704.35
            Marine Certificate Factor                                                                   74.8269212%
            Marine Ending Certificate Balance (per $1,000 certificate)                                      748.27
            Liquidation Proceeds                                                                         76,650.21
            Purchase Amounts                                                                                     -

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment                                                                       4.06647
            Carry-Over Monthly Interest Payment                                                                  -
            Total Marine Interest Payment                                                                  4.06647

            Marine Principal Payments:
            Monthly Marine Principal Payment                                                              20.19300
            Carry-Over Monthly Marine Principal Payment                                                          -
            Total Marine Principal Payment                                                                20.19300

            Marine Servicing Fee:
            Marine Servicing Fee                                                                           0.48029
            Carry-Over Monthly Marine Servicing Fee                                                              -
            Total Marine Servicing Fee                                                                     0.48029

                                       STATEMENT TO RV CERTIFICATEHOLDERS
                                      NATIONSCREDIT GRANTOR TRUST 1997 - 2

     Pursuant  to  the  Pooling  and  Servicing  Agreement,  dated  as of September 30, 1997 among NationsCredit
Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust
Company  (as  "Trustee"  and  "Collateral  Agent"), the Servicer is required to prepare certain information each month  regarding  distribution  to  RV Certificateholders and the performance of the Trust. The information with respect  to  the  applicable  Distribution  Date  is  set  forth  below.


Month                                                                                             Aug-98
Collection Period                                                                                        8/1/98
Determination Date                                                                                      9/11/98
Deposit Date                                                                                            9/14/98
Distribution Date                                                                                       9/15/98

RV POOL BALANCE
            RV Pool Balance on the close of the last day of t he Collection Period (Record Date)  35,443,059.52
            RV Certificate Factor                                                                    73.2498397%
            RV Ending Certificate Balance (per $1,000 certificate)                                       732.50
            Liquidation Proceeds                                                                      30,599.53
            Purchase Amounts                                                                                  -

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE) RV
            Interest Payments:
            Monthly RV Interest Payment                                                                 3.94129
            Carry-Over Monthly RV Interest Payment                                                            -
            Total RV Interest Payment                                                                   3.94129

            RV Principal Payments:
            Monthly RV Principal Payment                                                               24.22998
            Carry-Over Monthly RV Principal Payment                                                           -
            Total RV Principal Payment                                                                 24.22998

            RV Servicing Fee:
            RV Servicing Fee                                                                            0.47296
            Carry-Over Monthly RV Servicing Fee                                                               -
            Total RV Servicing Fee                                                                      0.47296

                                             MONTHLY MARINE SERVICERS CERTIFICATE
                                             NATIONSCREDIT GRANTOR TRUST 1997 - 2

     Pursuant  to  the  Pooling  and  Servicing  Agreement, dated as of September 30, 1997 among NationsCredit Securitization
Corporation  (as  "Depositor"),  NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee"
and  "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Marine
Certificateholders  and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth  below.


Month                                                                                                         Aug-98
Collection Period                                                                                                   1-Aug-98
Determination Date                                                                                                 11-Sep-98
Deposit Date                                                                                                       14-Sep-98
Distribution Date                                                                                                  15-Sep-98

MARINE POOL BALANCE
                 Marine Pool Balance on the close of the last day of the preceding Collection Period           92,833,079.74
                 Marine Principal Collections                                                                   2,320,977.37
                 Purchase Amounts with respect to Marine Receivables allocable to Principal                                -
                 Defaulted Marine Receivables                                                                     118,398.02
                 Marine Pool Balance on the close of the last day of the Collection Period                     90,393,704.35

                 Original Marine Pool Balance                                                                 120,803,719.92

                 Marine Pool Factor                                                                               74.8269212%

                 Preference Amounts with respect to Marine Receivables                                                     -

                 Marine Pass-Through Rate                                                                             6.3500%
                 Marine Servicing Fee Rate                                                                            0.7500%

MARINE AVAILABLE FUNDS
                 Marine Collections allocable to interest                                                         893,547.26
                 Purchase Amounts with respect to Marine Receivables allocable to interest                                 -
                 Liquidation Proceeds with respect to Marine Receivables                                           76,650.21
                 Marine Collections allocable to principal                                                      2,320,977.37
                 Purchase Amounts with respect to Marine Receivables allocable to principal                                -
                 Other Marine Available Funds                                                                              -
                 Total Marine Available Funds                                                                   3,291,174.84

MARINE INTEREST PAYMENT
                 Monthly Marine Interest Payment                                                                  491,241.71
                 Carry-Over Monthly Marine Interest                                                                        -
                 Total                                                                                            491,241.71

MARINE PRINCIPAL PAYMENT
                 Monthly Marine Principal Payment                                                               2,439,375.39
                 Carry-Over Monthly Marine Principal                                                                       -
                 Total                                                                                          2,439,375.39

MARINE SERVICING FEE
                 Servicing Marine Fee                                                                              58,020.67
                 Carry-Over Monthly Marine Servicing Fee                                                                   -
                 Total                                                                                             58,020.67

MARINE RESERVE ACCOUNT CROSS SUPPORT
                 Marine Reserve Account Cross Collateral Withdrawal Amounts from prior Distribution Dates                  -
                 Marine Reserve Account Cross Collateral Withdrawal Amounts                                                -
                 Distribution to reimburse Marine Reserve Account Cross Collateral Withdrawal Amounts                      -
                 Total Owed to Reimburse Marine Cross Collateral Withdrawal Account                                        -

DEPOSIT TO MARINE CERTIFICATE ACCOUNT
                 Marine Available Funds                                                                         3,291,174.84
                 Marine Reserve Account Withdrawal Deposit                                                                 -
                 RV Reserve Account Cross Collateral Withdrawal Amount                                                     -
                 Surety Bond Drawing Deposit                                                                               -
                Total Deposit to the Marine Certificate Account                                                 3,291,174.84

DISTRIBUTIONS FROM THE MARINE CERTIFICATE ACCOUNT
               Monthly Marine Interest Payment and any Carry-Over Monthly Marine Interest                         491,241.71
               Monthly Marine Principal Payment and any Carry-Over Monthly Marine Principal                     2,439,375.39
               Marine Servicing Fee and any Carry-Over Marine Servicing Fee                                        58,020.67
               Distributions to the Surety Bond Provider                                                            9,283.31
               Shortfall in RV Certificate Account                                                                         -
               Distributions to meet shortfall in RV Certificate Account                                                   -
               Distribution to reimburse RV Reserve Account Cross Collateral Withdrawal Amounts                            -
               Distribution to the Marine Reserve Account                                                                  -
               Distribution to the RV Reserve Account                                                                      -
               Distributions to the Depositor                                                                     293,253.75

              Carry-Over Monthly Marine Interest to the next Distribution Date                                             -
              Carry-Over Monthly Marine Principal to the next Distributions Date                                           -
              Carry-Over Monthly Marine Servicing Fee to the next Distribution Date                                        -

MARINE  RESERVE ACCOUNT

               Marine Reserve Account Balance as of the end of the preceding Collection Period                  2,784,992.39
               Earnings from investments on the Marine Reserve Account                                             11,800.68
               Marine Reserve Account Withdrawals                                                                          -
               Marine Reserve Account Cross Collateral Withdrawal Amounts                                                  -
               Deposits to the Marine Reserve Account                                                                      -
               Reimbursement of Marine Reserve Account Cross Collateral Withdrawal Amounts                                 -
               Deposits to Marine Reserve Account from RV Available Funds                                                  -
               Marine Reserve Account Balance                                                                   2,796,793.07
               Distributions of any excess amounts on deposit in the Marine Reserve Account                        84,981.94
               Ending Marine Reserve Account Balance                                                            2,711,811.13

              Marine Reserve Account Balance as a % of the Marine Pool Balance                                        3.0000%
              Specified Marine Reserve Account Requirement                                                      2,711,811.13
             Amount needed to fully fund Marine Reserve Account                                                            -

SURETY BOND
            Outstanding Reimbursement Obligations at the end of the preceding Collection Period                            -
            Preference Amounts                                                                                             -
            Surety Bond Drawing Amount                                                                                     -
            Surety Bond Fee                                                                                         9,283.31
            Interest on Outstanding Reimbursement Obligations at the end of the preceding Collection Period                -
            Amount Owed to Surety Bond Provider                                                                     9,283.31
            Distributions made to the Surety Bond Provider                                                          9,283.31
            Remaining Amounts Owed to the Surety Bond Provider                                                             -

NET CREDIT LOSS RATIO
            Net Credit Losses                                                                                      41,747.81
            Average Net Credit Loss Ratio - Annualized                                                                  1.16%

DELINQUENCY ANALYSIS
            Number of Loans
            30 to 59 days past due                                                                                       173
            60 to 89 days past due                                                                                        31
            90 or more days past due                                                                                      50
           Total                                                                                                         254

           Principal Balance
           30 to 59 days past due                                                                               1,636,293.10
           60 to 89 days past due                                                                                 238,588.36
          90 or more days past due                                                                                492,821.31
          Total                                                                                                 2,367,702.77

          Delinquency Ratio - 60+ Day Delinquent Accounts
          For the current Collection Period                                                                           0.8091%
          For the preceding Collection Period                                                                         0.8689%
          For the second preceding Collection Period                                                                  0.9577%
          For the third preceding Collection Period                                                                   0.9141%
         Average 3 month 60 Day + Delinquency Ratio                                                                   0.8786%
         Average 4 month 60 Day + Delinquency Ratio                                                                   0.8875%


REPOSSESSION ANALYSIS
          Current Balance of Contracts where Repossession Occurred in the Current Month                           134,434.14
          Number of Contracts where Repossession Occurred in the Current Month                                         13.00


WEIGHTED AVERAGE COMPUTATIONS-MARINE CONTRACTS
           Weighted Average Coupon                                                                                   11.4699%
           Weighted Average Original Term (months)                                                                    128.71
           Weighted Average Remaining Term (months)                                                                       95
           Number of Outstanding Accounts-End of Period                                                                8,743


CASH SETTLEMENT FOR THE TRUSTEE
            Total Deposit to the Marine Collection Account                                                      3,291,174.84
           Marine Servicing Fee                                                                                    58,020.67
           Marine Interest allocable to the Seller's Certificate                                                        2.93
           Marine Principal amount allocable to the Seller's Certificate                                               14.54
           Wire Funds to the Surety Bond Provider                                                                   9,283.31
           Net Deposit to the Marine Certificate Account - Excluding Amounts Due to Seller                      3,223,853.39
           Wire Funds to the Marine Certificateholders - Interest Amounts                                         491,238.79
           Wire Funds to the Marine Certificateholders - Interest Amounts                                       2,439,360.85
           Deposit Funds into the Marine Reserve Account                                                                   -
           Deposit Funds into the RV Reserve Account                                                                       -
          Wire Funds to NationsCredit                                                                             293,253.75

Approved  by:                 /s/  SUZANNE  CASTLEBERRY  -----------------------------------  Authorized  Signer

                                              MONTHLY RV SERVICERS CERTIFICATE
                                            NATIONSCREDIT GRANTOR TRUST 1997 - 2

     Pursuant  to  the  Pooling  and  Servicing Agreement, dated as of September 30, 1997 among NationsCredit Securitization
Corporation  (as  "Depositor"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee"
and  "Collateral  Agent"),  the  Servicer is required to prepare certain information each month regarding distribution to RV
Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth  below.

Month                                                                                                         Aug-98
Collection Period                                                                                                  1-Aug-98
Determination Date                                                                                                11-Sep-98
Deposit Date                                                                                                      14-Sep-98
Distribution Date                                                                                                 15-Sep-98

RV POOL BALANCE
                  RV Pool Balance on the close of the last day of the preceding Collection Period             36,615,464.33
                  RV Principal Collections                                                                     1,109,115.40
                  Purchase Amounts with respect to RV Receivables allocable to Principal                                  -
                  Defaulted RV Receivables                                                                        63,289.41
                  RV Pool Balance on the close of the last day of the Collection Period                       35,443,059.52

                  Original RV Pool Balance                                                                    48,386,535.24

                  RV Pool Factor                                                                                 73.2498397%

                  Preference Amounts with respect to RV Receivables                                                       -

                  RV Pass-Through Rate                                                                               6.2500%
                  RV Servicing Fee Rate                                                                              0.7500%

RV AVAILABLE FUNDS
                  RV Collections allocable to interest                                                           354,387.06
                  Purchase Amounts with respect to RV Receivables allocable to interest                                   -
                  Liquidation Proceeds with respect to RV Receivables                                             30,599.53
                  RV Collections allocable to principal                                                        1,109,115.40
                  Purchase Amounts with respect to RV Receivables allocable to principal                                  -
                  Other RV Available Funds                                                                                -
                  Total RV Available Funds                                                                     1,494,101.99

RV INTEREST PAYMENT
                  Monthly RV Interest Payment                                                                    190,705.54
                  Carry-Over Monthly RV Interest                                                                          -
                  Total                                                                                          190,705.54

RV PRINCIPAL PAYMENT
                  Monthly RV Principal Payment                                                                 1,172,404.81
                  Carry-Over Monthly RV Principal                                                                         -
                  Total                                                                                        1,172,404.81

RV SERVICING FEE
                  RV Servicing Fee                                                                                22,884.67
                  Carry-Over Monthly RV Servicing Fee                                                                     -
                  Total                                                                                           22,884.67

RV RESERVE ACCOUNT CROSS SUPPORT
                  RV Reserve Account Cross Collateral Withdrawal Amounts from prior Distribution Dates                    -
                  RV Reserve Account Cross Collateral Withdrawal Amounts                                                  -
                  Distribution to reimburse RV Reserve Account Cross Collateral Withdrawal Amounts                        -
                  Total Owed to Reimburse RV Cross Collateral Withdrawal Account                                          -

DEPOSIT TO RV CERTIFICATE ACCOUNT
                  RV Available Funds                                                                           1,494,101.99
                  RV Reserve Account Withdrawal Deposit                                                                   -
                  Marine Reserve Account Cross Collateral Withdrawal Amount                                               -
                  Surety Bond Drawing Deposit                                                                             -
                  Total Deposit to the RV Certificate Account                                                  1,494,101.99

DISTRIBUTIONS FROM THE RV CERTIFICATE ACCOUNT
                  Monthly RV Interest Payment and any Carry-Over Monthly RV Interest                             190,705.54
                  Monthly RV Principal Payment and any Carry-Over Monthly RV Principal                         1,172,404.81
                  RV Servicing Fee and any Carry-Over RV Servicing Fee                                            22,884.67
                  Distributions to the Surety Bond Provider                                                        3,661.55
                  Shortfall in Marine Certificate Account                                                                 -
                  Distribution to meet shortfall in Marine Certificate Account                                            -
                  Distribution to reimburse Marine Reserve Account Cross Collateral Withdrawal Amounts                    -
                  Distributions to the RV Reserve Account                                                                 -
                  Distribution to the Marine Reserve Account                                                              -
                  Distributions to the Depositor                                                                 104,445.42

                  Carry-Over Monthly RV Interest to the next Distribution Date                                            -
                  Carry-Over Monthly RV Principal to the next Distributions Date                                          -
                  Carry-Over Monthly RV Servicing Fee to the next Distribution Date                                       -

RV RESERVE ACCOUNT

                  RV Reserve Account Balance as of the end of the preceding Collection Period                  2,013,850.54
                  Earnings from investments on the RV Reserve Account                                              8,561.06
                  RV Reserve Account Withdrawals                                                                          -
                  RV Reserve Account Cross Collateral Withdrawal Amounts                                                  -
                  Deposits to the RV Reserve Account                                                                      -
                  Reimbursement of RV Reserve Account Cross Collateral Withdrawal Amounts                                 -
                  Deposits to RV Reserve Account from Marine Available Funds                                              -
                  RV Reserve Account Balance                                                                   2,022,411.60
                  Distributions of any excess amounts on deposit in the RV Reserve Account                        73,043.33
                  Ending RV Reserve Account Balance                                                            1,949,368.27

                  RV Reserve Account Balance as a % of the RV Pool Balance                                           5.5000%
                  Specified RV Reserve Account Requirement                                                     1,949,368.27
                  Amount needed to fully fund RV Reserve Account                                                          -

SURETY BOND
            Outstanding Reimbursement Obligations at the end of the preceding Collection Period                           -
            Preference Amounts                                                                                            -
            Surety Bond Drawing Amount                                                                                    -
            Surety Bond Fee                                                                                        3,661.55
            Interest on Outstanding Reimbursement Obligations at the end of the preceding Collection Period               -
            Amount Owed to Surety Bond Provider                                                                    3,661.55
            Distributions made to the Surety Bond Provider                                                         3,661.55
            Remaining Amounts Owed to the Surety Bond Provider                                                            -

NET CREDIT LOSS RATIO
                  Net Credit Losses                                                                               32,689.88
                  Average Net Credit Loss Ratio                                                                        2.03%

DELINQUENCY ANALYSIS
                  Number of Loans
                  30 to 59 days past due                                                                                 59
                  60 to 89 days past due                                                                                 14
                  90 or more days past due                                                                               16
                  Total                                                                                                  89

                  Principal Balance
                  30 to 59 days past due                                                                         674,727.68
                  60 to 89 days past due                                                                         144,980.67
                  90 or more days past due                                                                       262,248.16
                  Total                                                                                        1,081,956.51

                  60 Day + Delinquency Ratio
                  For the current Collection Period                                                                  1.1490%
                  For the preceding Collection Period                                                                0.9602%
                  For the second preceding Collection Period                                                         0.6859%
                  For the third preceding Collection Period                                                          0.8835%
                  Average 3 month 60 Day + Delinquency Ratio                                                         0.9317%
                  Average 4 month 60 Day + Delinquency Ratio                                                         0.9196%


REPOSSESSION ANALYSIS
                  Current Balance of Contracts where Repossession Occurred in the Current Month                  137,019.45
                  Number of Contracts where Repossession Occurred in the Current Month                                 9.00


WEIGHTED AVERAGE COMPUTATIONS-RV CONTRACTS
                  Weighted Average Coupon                                                                           11.4710%
                  Weighted Average Original Term (months)                                                            140.99
                  Weighted Average Remaining Term (months)                                                               90
                  Number of Outstanding Accounts-End of Period                                                        2,940


CASH SETTLEMENT FOR THE TRUSTEE
                  Total Deposit to the RV Collection Account                                                   1,494,101.99
                  RV Servicing Fee                                                                                22,884.67
                  RV Interest allocable to the Seller's Certificate                                                    0.00
                  RV Principal amount allocable to the Seller's Certificate                                            0.01
                  Wire Funds to the Surety Bond Provider                                                           3,661.55
                  Net Deposit to the RV Certificate Account - Excluding Amounts Due to Seller                  1,467,555.77
                  Wire Funds to the RV Certificateholders - Interest Amounts                                     190,705.54
                  Wire Funds to the RV Certificateholders - Principal Amounts                                  1,172,404.80
                  Deposit Funds into the RV Reserve Account                                                               -
                  Deposit Funds into the Marine Reserve Account                                                           -
                  Wire Funds to NationsCredit                                                                    104,445.42

Approved  by:               /s/  SUZANNE  CASTLEBERRY  ------------------------------------  Authorized  Signer

                                          [NATIONSCREDIT GRANTOR TRUST LETTERHEAD]

September  15,  1998
BY  EDGAR
Securities  and  Exchange  Commission  Judiciary  Plaza  450  Fifth  Street,  N.W.  Washington,  D.C.  20549

Re:   NationsCredit  Grantor  Trust  1997  -  2
Ladies  and  Gentlemen:
On  behalf  of  NationsCredit Grantor Trust 1997 - 2 (the "Trust") filed herewith via EDGAR is the Trust's Current Report on
Form  8-K.

Should  you  have  any  questions  with  regard  to  the  filing,  please  call  the  undersigned  at  (704) 386-3863.

Very  truly  yours,
/s/  SUZANNE  CASTLEBERRY  -----------------------------  Suzanne  Castleberry  Vice  President
